UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2022

EDOC Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39689	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7612 Main Street Fishers

Suite 200

Victor, NY 14564

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (585) 678-1198

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, $.0001 par value per share	ADOC	The Nasdaq Stock Market LLC
Rights, exchangeable into one-tenth of one Class A Ordinary Share	ADOCR	The Nasdaq Stock Market LLC
Warrants, each exercisable for one-half of one Class A Ordinary Share, each whole Warrant exercisable for $11.50 per share	ADOCW	The Nasdaq Stock Market LLC

Item 1.01 Entry into a Material Definitive Agreement.

Second Amendment to Agreement and Plan of Merger

As previously disclosed by Edoc Acquisition Corp., a Cayman Islands exempted corporation (together with its successors, “Edoc” or “Company”) in its Current Reports on Form 8-K and Form 8-K/A filed with the Securities and Exchange Commission on February 2, 2022 and February 7, 2022, respectively, on February 2, 2022, Edoc entered into an Agreement and Plan of Merger (as amended by that certain First Amendment to Agreement and Plan of Merger, dated as of February 8, 2022, and as it may be further amended or supplemented from time to time, the “Merger Agreement”) with Edoc Merger Sub Inc., a Nevada corporation and a wholly-owned subsidiary of Edoc (“Merger Sub”), American Physicians LLC, a Delaware limited liability company, solely in the capacity as the Purchaser Representative thereunder (the “Purchaser Representative”), Calidi Biotherapeutics, Inc., a Nevada corporation (“Calidi”), and Allan Camaisa solely in his capacity as the Seller Representative thereunder (the “Seller Representative”), pursuant to which Merger Sub will merger with and into Calidi, with Calidi continuing as the surviving corporation in the merger.

On May 24, 2022, Edoc, Merger Sub, the Purchaser Representative, the Seller Representative and Calidi entered into that certain Second Amendment to the Agreement and Plan of Merger (the “Second Amendment”), pursuant to which the Merger Agreement was amended to (i) modify the manner in which the net debt adjustment to the merger consideration deliverable to the Calidi security holders pursuant to the Merger Agreement (the “Merger Consideration”) is calculated to give credit to Calidi, in the determination of Calidi’s cash as of date that the transactions contemplated by the Merger Agreement are consummated (the “Closing”), for certain transaction expenses incurred and paid in cash by Calidi after February 2, 2022, (ii) reflect a reduction in the aggregate value of the securities to be issued by Edoc to Calidi security holders as Merger Consideration from $400,000,000 to $380,000,000 and (iii) to exclude from the determination of the number of securities deliverable to the Calidi security holders as Merger Consideration at the Closing shares issuable by the post-closing combined company (the “Combined Company”) upon exercise of unvested Calidi company options and vested in-the-money Calidi non-qualified stock options that are assumed by the Combined Company at the Closing. For the avoidance of doubt, vested in-the-money Calidi incentive stock options will be included in the Merger Consideration deliverable to the Calidi security holders at the Closing.

The foregoing description of the Second Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the Second Amendment, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
2.1	Second Amendment to Agreement and Plan of Merger, dated as of May 24, 2022, by and among Edoc, Merger Sub, the Purchaser Representative, the Seller Representative and Calidi.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDOC Acquisition Corp.

Date: May 24, 2022	By:	/s/ Kevin Chen
		Name:	Kevin Chen
		Title:	Chief Executive Officer

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